EXHIBIT B

                             POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints THOMAS E. SIEGLER, CLAIRE M. POWER and/or ARTHUR S. ZUCKERMAN as his/her true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign any and all documents relating to any and all Securities and Exchange Commission filings which may be required, by virtue of his/her interests in any of the various Sprout Group Partnerships, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power shall continue in effect until terminated in writing.



                                   The Kroon 1994 Limited Partnership

                                   /s/ Richard E. Kroon
                                   ----------------------------------
                                   Richard E. Kroon
                                   General Partner



Dated:    1/20/97
          ---------------


                             POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints THOMAS E. SIEGLER, CLAIRE M. POWER and/or ARTHUR S. ZUCKERMAN as his/her true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign any and all documents relating to any and all Securities and Exchange Commission filings which may be required, by virtue of his/her interests in any of the various Sprout Group Partnerships, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power shall continue in effect until terminated in writing.





                                   /s/ Patrick J. Boroian
                                   ----------------------------------
                                   Patrick J. Boroian



Dated:    1/21/97
          ---------------


                             POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints THOMAS E. SIEGLER, CLAIRE M. POWER and/or ARTHUR S. ZUCKERMAN as his/her true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign any and all documents relating to any and all Securities and Exchange Commission filings which may be required, by virtue of his/her interests in any of the various Sprout Group Partnerships, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power shall continue in effect until terminated in writing.





                                   /s/ Philippe O. Chambon
                                   ----------------------------------
                                   Philippe O. Chambon



Dated:    1/21/97
          ---------------


                             POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints THOMAS E. SIEGLER, CLAIRE M. POWER and/or ARTHUR S. ZUCKERMAN as his/her true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign any and all documents relating to any and all Securities and Exchange Commission filings which may be required, by virtue of his/her interests in any of the various Sprout Group Partnerships, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power shall continue in effect until terminated in writing.





                                   /s/ Robert E. Curry
                                   ----------------------------------
                                   Robert E. Curry



Dated:    1/21/97
          ---------------


                             POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints THOMAS E. SIEGLER, CLAIRE M. POWER and/or ARTHUR S. ZUCKERMAN as his/her true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign any and all documents relating to any and all Securities and Exchange Commission filings which may be required, by virtue of his/her interests in any of the various Sprout Group Partnerships, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power shall continue in effect until terminated in writing.





                                   /s/ Robert Finzi
                                   ----------------------------------
                                   Robert Finzi



Dated:    1/22/97
          ---------------


                             POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints THOMAS E. SIEGLER, CLAIRE M. POWER and/or ARTHUR S. ZUCKERMAN as his/her true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign any and all documents relating to any and all Securities and Exchange Commission filings which may be required, by virtue of his/her interests in any of the various Sprout Group Partnerships, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power shall continue in effect until terminated in writing.





                                   /s/ Keith B. Geeslin
                                   ----------------------------------
                                   Keith B. Geeslin



Dated:    22 January 1997
          ---------------


                             POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints THOMAS E. SIEGLER, CLAIRE M. POWER and/or ARTHUR S. ZUCKERMAN as his/her true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign any and all documents relating to any and all Securities and Exchange Commission filings which may be required, by virtue of his/her interests in any of the various Sprout Group Partnerships, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power shall continue in effect until terminated in writing.





                                   /s/ Kathleen D. LaPorte
                                   ----------------------------------
                                   Kathleen D. LaPorte



Dated:    1/28/97
          ---------------


                             POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints THOMAS E. SIEGLER, CLAIRE M. POWER and/or ARTHUR S. ZUCKERMAN as his/her true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign any and all documents relating to any and all Securities and Exchange Commission filings which may be required, by virtue of his/her interests in any of the various Sprout Group Partnerships, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power shall continue in effect until terminated in writing.





                                   /s/ Scott F. Meadow
                                   ----------------------------------
                                   Scott F. Meadow




Dated:    1/21/97
          ---------------


                             POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints MAJORIE WHITE, CLAIRE M. POWER and/or ARTHUR S. ZUCKERMAN as its true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, for it and in its name, place and stead, in any and all capacities, to sign any and all documents relating to any and all Securities and Exchange Commission filings which may be required, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power shall continue in effect until terminated in writing.





                                        By: /s/ Stephen M. Diamond
                                            -----------------------------
                                            Stephen M. Diamond




Dated:    6-23-98
          ---------------


                             POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints THOMAS E. SIEGLER, CLAIRE M. POWER and/or ARTHUR S. ZUCKERMAN as his/her true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign any and all documents relating to any and all Securities and Exchange Commission filings which may be required, by virtue of his/her interests in any of the various Sprout Group Partnerships, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power shall continue in effect until terminated in writing.





                                   /s/ Janet A. Hickey
                                   ----------------------------------
                                   Janet A. Hickey




Dated:    Jan. 20, 1997
          ---------------


                             POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints MAJORIE WHITE, CLAIRE M. POWER and/or ARTHUR S. ZUCKERMAN as its true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, for it and in its name, place and stead, in any and all capacities, to sign any and all documents relating to any and all Securities and Exchange Commission filings which may be required, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power shall continue in effect until terminated in writing.


                                        LaPorte Investments, L.P.

                                        By: /s/ Kathleen D. LaPorte
                                            -----------------------------
                                            Kathleen D. LaPorte
                                            General Partner



Dated:    6/22/98
          ---------------


                             POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints MAJORIE WHITE, CLAIRE M. POWER and/or ARTHUR S. ZUCKERMAN as its true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, for it and in its name, place and stead, in any and all capacities, to sign any and all documents relating to any and all Securities and Exchange Commission filings which may be required, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power shall continue in effect until terminated in writing.


                                   Brian LaPorte

                                   By:  /s/ Brian LaPorte
                                   ----------------------------------



Dated:    Dec. 17, 1998
          ---------------


                             POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints THOMAS E. SIEGLER, CLAIRE M. POWER and/or ARTHUR S. ZUCKERMAN as his/her true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign any and all documents relating to any and all Securities and Exchange Commission filings which may be required, by virtue of his/her interests in any of the various Sprout Group Partnerships, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power shall continue in effect until terminated in writing.





                                   /s/ Richard E. Kroon
                                   ----------------------------------
                                   Richard E. Kroon



Dated:    1/21/97
          ---------------


                             POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints MAJORIE WHITE, CLAIRE M. POWER and/or ARTHUR S. ZUCKERMAN as its true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, for it and in its name, place and stead, in any and all capacities, to sign any and all documents relating to any and all Securities and Exchange Commission filings which may be required, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power shall continue in effect until terminated in writing.


                                   Mary Jane Kroon

                                   /s/ Mary Jane Kroon
                                   ----------------------------------



Dated:    12/17/98
          ---------------